UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2008


                           PROGRESSIVE TRAINING, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                   000-52684                    32-0186005
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

               17337 Ventura Boulevard, Suite 208 Encino, CA 91316 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (818) 784-0040


              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[_] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)


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ITEM 8.01  OTHER EVENTS

         On January 31, 2008, Registrant, as the creditor, entered into a Note Satisfaction and Exchange Agreement with Dematco, Inc. a Delaware corporation, as debtor ("Dematco"), pursuant to which Registrant forgave the principal amount of Thirty Thousand Nine Hundred and Ninety Dollars ($30,990.00)(the "Debt") owed to it by Dematco in exchange for Dematco's distribution of all of its interest in Registrant (which interest consists of seven hundred and fifty thousand (750,000) shares of Registrant's common stock (the "SHARES")) to Dematco's shareholders, as of March 25, 2008, (the "Record Date") pursuant to a formula wherein for every One Hundred Sixty (160) shares of DEBTOR's stock owned by a shareholder as at the Record Date, said shareholder will receive one (1) share of CREDITOR, with no shareholder of DEBTOR receiving less than One Hundred (100) shares of CREDITOR, and with the balance of any remaining shares, if any, to be issued to CREDITOR or its nominee(s), all on the terms and conditions stated herein, with all fractional shares rounded off to the nearest whole.

         The payable date for the distribution of the SHARES pursuant to the agreement and formula described above was April 22, 2008.

         Registrant was incorporated on October 21, 2006 as a wholly owned subsidiary of Dematco. In March, 2007, Dematco transferred a majority of its shares of Registrant to Mr. Buddy Young pursuant to a debt exchange agreement. Upon the close of that transaction, Dematco retained ownership of the Seven Hundred Fifty Thousand (750,000) shares described above.

         As a result of the distribution of the Seven Hundred Fifty Thousand (750,000) shares to the Dematco shareholders, Dematco is no longer a shareholder of Registrant and is not an affiliate of Registrant.

         Currently, there is no public market for Registrant's shares.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PROGRESSIVE TRAINING, INC.,
                                       A Delaware corporation (Registrant)


Date: April 25, 2008
                                BY:    /s/ Buddy Young
                                       ------------------------------------
                                       BUDDY YOUNG, President and
                                       Chief Executive  Officer


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